                                                                       EXHIBIT 1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the previously filed Case Corporation S-8 Registration Statement (No. 333-04963) for the Case Corporation Retirement Savings Plan.



                                                         ARTHUR ANDERSEN LLP



Milwaukee, Wisconsin,
June 27, 1997.